UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-8168

					Aquila Rocky Mountain Equity Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31/08

				Date of reporting period:	06/30/09

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL
REPORT

JUNE 30, 2009

                   [LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
              A RECTANGLE WITH A DRAWING OF TWO MOUNTAINS AND WORDS
                      "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                             AN INVESTMENT DESIGNED
                        FOR GROWTH AT A REASONABLE PRICE

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]             AQUILA GROUP OF FUNDS(SM)

[LOGO OF AQUILA ROCKY MOUNTAIN EQUITY
FUND: A RECTANGLE WITH A DRAWING OF
TWO MOUNTAINS AND THE WORDS "AQUILA
ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

                               "LOOKING FOR GROWTH
                             IN A SLOW ENVIRONMENT"

                                                                    August, 2009

Dear Fellow Shareholder,

      In the middle of one of the toughest recessions in over fifty years, we were impressed that ten companies from the investment portfolio of Aquila Rocky Mountain Equity Fund could produce revenue growth of 9% or better for the first quarter of 2009. In contrast, during that quarter Gross Domestic Product (GDP) growth declined 5.5%.

      The ten companies with positive revenue growth of 9% or better included the following:

      COMPANY                         STATE   1Q REVENUE GROWTH       IPO*
      -------                         -----   -----------------       ----
      Republic Services Group           AZ          164%              1998
      First Solar                       AZ          112               2006
      Myriad Genetics                   UT          42                1995
      Mobile Mini                       AZ          28                1983
      Chipotle Mexican Grill            CO          16                2006
      Spectranetics                     CO          15                1992
      IHS Corp.                         CO          14                2005
      PetSmart                          AZ          10                1993
      Merit Medical                     UT          9                 1990
      RightNow Tech.                    MT          9                 2004

      *  IPO = initial public offering

      Given the outlook for slower growth in an economy where consumers are saving rather than spending, we are hearing a lot about a "new" normal level of slower growth. Many companies are not able to increase revenues in this environment because of a loss of pricing power or a loss of demand. Even a company like General Electric saw revenue decline 9% in the first quarter of 2009.

      Several of the companies held in Aquila Rocky Mountain Equity Fund's portfolio of investments benefitted from acquisitions while others produced internally generated growth. Among those that made acquisitions, Republic Services Group acquired Allied Waste in December 2008. The combined companies have been able to eliminate a lot of expense. Mobile Mini acquired Mobile Services Group about a year ago and has been able to cut capital spending significantly by utilizing the combined companies' containers more efficiently. IHS Corp acquired Global Insight last fall. Global Insight is an economic consulting firm that is the combination of Data Resources (DRI) and Wharton Econometric Forecasting.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

      IHS is not only benefitting from demand for its economic services, but also has a new growth opportunity due to new requirements that companies monitor approximately 10,000 different carbon emissions. IHS offers an enterprise carbon accounting service which quantifies carbon emissions for companies.

      The other seven companies on the list produced their revenue growth internally through new products and services. Three are health care companies. Myriad Genetics produced 42% revenue growth in the first quarter selling its genetic tests which help predict different health problems including breast, ovarian and colon cancer. Myriad is working on bringing a new test to market every six months. Merit Medical hopes to introduce fifteen new medical technology products this year. Spectranetics has a new lead removal service that removes leads from old pacemakers that can become infected and cause problems. In addition, Spectranetics offers a laser treatment that can clean out blood vessels and improve circulation so limbs do not have to be amputated.

      In technology RightNow Technologies, based in Bozeman, Montana, offers Internet-based customer service to companies like British Airways, Sony and Nikon. First Solar, based in Tempe, Arizona, produces low cost solar cells.

      It is interesting to note that in the list above of faster growing companies, nine out of the ten names were not public companies before 1990. And, four of them have gone public or had their initial public offering (IPO) in the last five years.

      Over the next few years in a period of expected slower growth, we believe that small companies with unique products and services that can produce revenue and earnings growth may be of increased interest to investors. Over the past few years the Rocky Mountain Region has produced a number of small companies that are providing solutions to problems in health care, energy and technology.

      Twenty years ago if you lived in the Rocky Mountain Region and had a new idea that you wanted to develop, you oftentimes had to move to California to work with venture capitalists. Today, with 154 venture capital offices and 39 entrepreneurial incubators in the Rocky Mountain Region, we believe entrepreneurs can find enough support to remain in the region. They can enjoy the quality of life and outdoor lifestyle offered by the region while developing and producing unique products and services.

                                   Sincerely,

/s/ Barbara S. Walchli                          /s/ Diana P. Herrmann

Barbara S. Walchli                              Diana P. Herrmann
Senior Vice President and Portfolio Manager     President and Trustee

                      NOT A PART OF THE SEMI-ANNUAL REPORT

[LOGO OF AQUILA ROCKY MOUNTAIN EQUITY
FUND: A RECTANGLE WITH A DRAWING OF
TWO MOUNTAINS AND THE WORDS "AQUILA
ROCKY MOUNTAIN EQUITY FUND"]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                               SEMI-ANNUAL REPORT

                             MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of 6.26% without provision for sales charges but reflecting contractually waived Fund expenses, for the first six months of 2009 ending June 30, 2009. This compares to the Russell 2000 with a total return of 2.64% and the S&P 500 with a return of 3.16%. The Russell Microcap Index had a total return of 5.47% for the six-month period.

      At mid-year, 36% of the Fund was invested in companies headquartered in Colorado, 33% in Arizona, 18% in Utah, 7% in Montana, 3% in Idaho and 2% in Nevada. We continue to look at companies that are headquartered in the region as well as those with a significant presence in the region.

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in companies in a specific region. At June 30th, 7% of the equity investments in the Fund were in companies with a market capitalization over $10 billion (large cap companies), 42% of the equity investments in the Fund were in companies with a market capitalization between $2 billion and $10 billion (mid-cap) and 38% of the equity investments in the Fund were in companies with market capitalizations between $300 million and $2 billion (small cap). In addition, 13% of the equity investments in the Fund were in companies with market capitalizations below $300 million (micro-cap).

      Over the past twelve months we have shifted the portfolio somewhat from large and medium sized companies to small and micro-cap companies. One year ago large and mid-cap companies represented 63% of the Fund, while at June 30, 2009 large and mid-cap represented 49% of the portfolio. A year ago small and micro-cap companies represented 36% of the Fund, while on June 30, 2009, small and micro-cap companies represented 51% of the Fund. Historically, small and micro-cap companies tend to outperform early in economic recoveries. In addition, we believe small and microcap stocks can be rewarding if you can identify them before Wall Street begins investing in them.

      We continually seek to invest the Fund strategically and at mid-year had holdings of 45 companies in the portfolio across a number of industries. We have reduced the number of names in the portfolio. In an environment of slower economic growth, we believe we need to be more selective. When price appreciation moves the percentage weighting of a company over 7%, we work to reduce the position size so we can control the individual risk of that particular company in relation to the overall portfolio. We have also worked to diversify the Fund across industries. We believe this helps to control specific security risk as well as industry risk. Our largest individual position size on June 30th was Merit Medical at 7.22% of the portfolio. Merit has recently made two acquisitions and also intends to introduce about 15 new internally developed products in 2009.

      During the first half of 2009 the best performing stocks came from Arizona, Idaho and Colorado. Providence Service Corp., based in Tucson, rose 655.2%, rebounding from very depressed levels in 2008. The company provides social and other support services to state governments. With Federal

Medicaid spending projected to rise 50% in 2009 from 2008 levels, the company should benefit. Coldwater Creek, based in Sandpoint, Idaho, rose 114.0%, also rebounding from depressed levels. In its first quarter earnings call the company indicated that it had reduced its cost structure by $100 million to be better prepared for a more challenging retail environment. Freeport McMoran Copper and Gold, based in Phoenix, rose 105.0% after copper prices increased 58.6% in the six months ended June 30th.

      Spectranetics, based in Colorado Springs, moved up 88.9% in the first half. The company reported revenue growth of 15% in the first quarter due to strength in its lead removal business and blood clot removal business. When left in place, old leads from cardiac pacemakers and defibrillators can cause infections and other problems. Liberty Interactive, based in Denver, which owns QVC was up 60.6% in the first half as the outlook for retailing improved.

      Worst performers came from Colorado and Utah. AspenBio Pharma declined 56.7% after a setback in the development of its appendicitis test early in the year. However, on June 30th, after repositioning the product, the company filed a Premarket Notification (510 K) with the FDA for its AppyScore Test, the first blood-based test designed as an aid in the diagnosis of human appendicitis. SkyWest Inc. declined 44.8% due to concerns about rising oil prices and slow traffic. CIBER Inc. declined 35.6% due to dilution caused by selling stock to reduce debt levels.

      In May, Liberty Media announced that it would be merging with DIRECTV later this year and that Starz Entertainment would be spun off to investors. John Malone continues to work to maximize value for shareholders of Liberty Media. In June, Myriad Genetics spun off its pharmaceutical business because their business models are quite different. Myriad Genetics will focus on developing predictive genetic tests and Myriad Pharmaceuticals will focus on developing drugs for Alzheimer's, cancer, viruses and genetics diseases.

      During the first half of 2009 we added Chipotle Mexican Grill to the Fund. Chipotle has an above average return on assets of over 10%, has no debt and is still in the growth phase of its business.

      Additionally, during the second half of 2009 we are hopeful that we will begin to see some positive Gross Domestic Product (GDP) growth of our economy. We expect that auto production will increase, more spending from the stimulus bill should occur and we should start to see a pickup in technology spending as Microsoft shifts to a new operating system, Windows 7. We expect the recovery to be modest over the next few years as consumers will be deleveraging.

      In a slow growth environment we believe that companies that can still demonstrate revenue and earnings growth will be rewarded by investors with increased valuations. Of course, not all companies will do well. Investors will need to be selective. In this regard, we believe that smaller companies that can produce unique products and services may have an advantage.

      Over the next few months Congress is expected to consider major new policies including energy and health care that potentially could affect broad segments of the economy. We are monitoring developments closely so we can reposition investments if necessary. In a slow growth economy Congress needs, in our view, to be careful not to burden the economy and debt markets with too many changes and regulations.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2009 (UNAUDITED)


                                                                                     MARKET
   SHARES    COMMON STOCKS (99.5%)                                                   VALUE
-----------  -------------------------------------------------------------------  ------------
             BASIC INDUSTRY (20.6%)
      6,000  American Ecology Corp. ...........................................   $    107,520
     10,000  Ball Corp. .......................................................        451,600
      2,000  Freeport-McMoRan Copper & Gold, Inc.+ ............................        100,220
     36,000  Knight Transportation, Inc. ......................................        595,800
      8,000  Newmont Mining Corp. .............................................        326,960
     12,000  Republic Services, Inc. (Class A) ................................        292,920
     15,000  SkyWest, Inc. ....................................................        153,000
                                                                                  ------------
                                                                                     2,028,020
                                                                                  ------------
             BUSINESS SERVICES (2.5%)
      5,000  IHS, Inc. (Class A)+ .............................................        249,350
                                                                                  ------------
             CAPITAL SPENDING (4.9%)
      5,000  Dynamic Materials Corp. ..........................................         96,400
     16,000  Mobile Mini, Inc.+ ...............................................        234,720
     32,000  Semitool, Inc.+ ..................................................        147,840
                                                                                  ------------
                                                                                       478,960
                                                                                  ------------
             CONSUMER CYCLICALS (1.5%)
      5,000  M.D.C. Holdings, Inc. ............................................        150,550
                                                                                  ------------
             CONSUMER SERVICES (11.0%)
     36,000  Coldwater Creek, Inc.+ ...........................................        218,160
     10,000  Dish Network Corp. (Series A)+ ...................................        162,100
      8,000  Liberty Media Entertainment (Series A)+ ..........................        214,000
      7,000  Liberty Media Interactive (Series A)+ ............................         35,070
     14,000  PetSmart, Inc. ...................................................        300,440
      8,000  Pinnacle Entertainment, Inc.+ ....................................         74,320
     12,000  Shuffle Master, Inc.+ ............................................         79,320
                                                                                  ------------
                                                                                     1,083,410
                                                                                  ------------
             CONSUMER STAPLES (3.1%)
      1,000  Chipotle Mexican Grill, Inc.+ ....................................         80,000
      8,000  Discovery Communications, Inc. (Series A)+ .......................        180,400
      6,000  Rocky Mountain Chocolate Factory, Inc. ...........................         46,200
                                                                                  ------------
                                                                                       306,600
                                                                                  ------------
             ENERGY (9.4%)
     10,000  Bill Barrett Corp.+ ..............................................        274,600
     10,000  Cimarex Energy Co. ...............................................        283,400
     12,000  Questar Corp. ....................................................        372,720
                                                                                  ------------
                                                                                       930,720
                                                                                  ------------
             FINANCIAL (10.2%)
     24,000  Glacier Bancorp, Inc. ............................................        354,480
     28,000  Janus Capital Group, Inc. ........................................        319,200
     20,000  Western Union Co. ................................................        328,000
                                                                                  ------------
                                                                                     1,001,680
                                                                                  ------------


                                                                                     MARKET
   SHARES    COMMON STOCKS (CONTINUED)                                               VALUE
-----------  -------------------------------------------------------------------  ------------
             HEALTH CARE (18.9%)
     20,000  Array BioPharma, Inc.+ ...........................................   $     62,800
     25,000  AspenBio Pharma, Inc.+ ...........................................         66,750
     11,000  Medicis Pharmaceutical Corp. (Class A) ...........................        179,520
     44,000  Merit Medical Systems, Inc.+ .....................................        717,200
      8,000  Myriad Genetics, Inc.+ ...........................................        285,200
      2,000  Myriad Pharmaceuticals, Inc.+ ....................................          9,300
     20,000  Otix Global, Inc.+ ...............................................         16,000
     16,000  Providence Service Corp.+ ........................................        175,200
     30,000  Spectranetics Corp.+ .............................................        147,900
      7,000  USANA Health Services, Inc.+ .....................................        208,110
                                                                                  ------------
                                                                                     1,867,980
                                                                                  ------------
             TECHNOLOGY (17.4%)
     22,000  Avnet, Inc.+ .....................................................        462,660
     46,000  CIBER, Inc.+ .....................................................        142,600
      4,000  EchoStar Corp.+ ..................................................         63,760
        500  First Solar, Inc.+ ...............................................         81,060
     14,000  JDA Software Group, Inc.+ ........................................        209,440
     26,000  Microchip Technology, Inc. .......................................        586,300
     14,000  RightNow Technologies, Inc.+ .....................................        165,200
                                                                                  ------------
                                                                                     1,711,020
                                                                                  ------------
             Total Investments (cost $9,919,562*) ....................    99.5%      9,808,290
             Other assets less liabilities ...........................     0.5          47,155
                                                                         -----    ------------
             Net Assets ..............................................   100.0%   $  9,855,445
                                                                         =====    ============

                                                                      PERCENT OF
             PORTFOLIO DISTRIBUTION (UNAUDITED)                        PORTFOLIO
             ----------------------------------                        ---------
                ROCKY MOUNTAIN REGION
                ---------------------
                Arizona                                                   32.8%
                Colorado                                                  35.7
                Idaho                                                      3.3
                Montana                                                    6.8
                Nevada                                                     1.6
                Utah                                                      18.0
                                                                         -----
                                                                          98.2
                Other Investments                                          1.8
                                                                         -----
                                                                         100.0%
                                                                         =====

             * Cost for Federal income tax and financial reporting purposes is identical.
             + Non-income producing security.

                 See accompanying notes to financial statemets.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2009 (UNAUDITED)

ASSETS
   Investments at market value (cost $9,919,562) ......................................   $      9,808,290
   Cash ...............................................................................             68,101
   Receivable from Manager ............................................................             13,108
   Dividends receivable ...............................................................              3,520
   Other assets .......................................................................             14,577
                                                                                          ----------------
     Total assets .....................................................................          9,907,596
                                                                                          ----------------
LIABILITIES
   Payable for Fund shares redeemed ...................................................             15,059
   Distribution and service fees payable ..............................................              2,434
   Accrued expenses ...................................................................             34,658
                                                                                          ----------------
     Total liabilities ................................................................             52,151
                                                                                          ----------------
NET ASSETS ............................................................................   $      9,855,445
                                                                                          ================
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share    $          5,315
   Additional paid-in capital .........................................................         10,408,429
   Net unrealized depreciation on investments (note 4) ................................           (111,272)
   Accumulated net realized loss on investments .......................................           (447,027)
                                                                                          ----------------
                                                                                          $      9,855,445
                                                                                          ================
CLASS A
   Net Assets .........................................................................   $      8,503,334
                                                                                          ================
   Capital shares outstanding .........................................................            455,487
                                                                                          ================
   Net asset value and redemption price per share .....................................   $          18.67
                                                                                          ================
   Maximum offering price per share (100/95.75 of $18.67 adjusted to nearest cent) ....   $          19.50
                                                                                          ================
CLASS C
   Net Assets .........................................................................   $        796,308
                                                                                          ================
   Capital shares outstanding .........................................................             47,175
                                                                                          ================
   Net asset value and offering price per share .......................................   $          16.88
                                                                                          ================
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
     during the first 12 months after purchase) .......................................   $          16.88*
                                                                                          ================
CLASS I
   Net Assets .........................................................................   $          6,830
                                                                                          ================
   Capital shares outstanding .........................................................                362
                                                                                          ================
   Net asset value, offering and redemption price per share ...........................   $          18.87
                                                                                          ================
CLASS Y
   Net Assets .........................................................................   $        548,973
                                                                                          ================
   Capital shares outstanding .........................................................             28,460
                                                                                          ================
   Net asset value, offering and redemption price per share ...........................   $          19.29
                                                                                          ================

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
        Dividends .............................................                 $  52,994

Expenses:
        Management fee (note 3) ...............................   $  69,462
        Trustees' fees and expenses ...........................      41,324
        Legal fees (note 3) ...................................      30,364
        Transfer and shareholder servicing agent fees (note 3)       26,998
        Registration fees and dues ............................      26,750
        Distribution and service fees (note 3) ................      13,974
        Shareholders' reports .................................      11,768
        Auditing and tax fees .................................       6,274
        Chief compliance officer (note 3) .....................       2,017
        Custodian fees (note 5) ...............................       1,429
        Insurance .............................................         364
        Miscellaneous .........................................      14,362
                                                                  ---------
        Total expenses ........................................     245,086

        Management fee waived (note 3) ........................     (69,462)
        Reimbursement of expenses by Manager (note 3) .........    (103,678)
        Expenses paid indirectly (note 5) .....................         (85)
                                                                  ---------
        Net expenses ..........................................                    71,861
                                                                                ---------
        Net investment loss ...................................                   (18,867)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain (loss) from securities transactions .    (431,085)
        Change in unrealized depreciation on investments ......     970,026
                                                                  ---------

        Net realized and unrealized gain (loss) on investments.                   538,941
                                                                                ---------
        Net change in net assets resulting from operations ....                 $ 520,074
                                                                                =========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                             JUNE 30, 2009          YEAR ENDED
                                                                              (UNAUDITED)        DECEMBER 31, 2008
                                                                           -----------------     -----------------
OPERATIONS:
        Net investment loss ...........................................    $         (18,867)    $        (133,640)
        Net realized gain (loss) from securities transactions .........             (431,085)              (15,884)
        Change in unrealized appreciation (depreciation) on investments              970,026            (8,758,240)
                                                                           -----------------     -----------------
          Change in net assets from operations ........................              520,074            (8,907,764)
                                                                           -----------------     -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):
        Class A Shares:
        Net realized gain on investments ..............................                   --              (167,310)

        Class C Shares:
        Net realized gain on investments ..............................                   --               (20,745)

        Class I Shares:
        Net realized gain on investments ..............................                   --                  (120)

        Class Y Shares:
        Net realized gain on investments ..............................                   --               (10,238)
                                                                           -----------------     -----------------
          Change in net assets from distributions .....................                   --              (198,413)
                                                                           -----------------     -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
        Proceeds from shares sold .....................................              104,819             1,373,163
        Short-term trading redemption fee .............................                   42                   428
        Reinvested distributions ......................................                   --               130,284
        Cost of shares redeemed .......................................           (1,096,068)           (7,544,226)
                                                                           -----------------     -----------------
          Change in net assets from capital share transactions ........             (991,207)           (6,040,351)
                                                                           -----------------     -----------------
          Change in net assets ........................................             (471,133)          (15,146,528)

NET ASSETS:
        Beginning of period ...........................................           10,326,578            25,473,106
                                                                           -----------------     -----------------
        End of period .................................................    $       9,855,445     $      10,326,578
                                                                           =================     =================

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2009 (UNAUDITED)

1. ORGANIZATION

      Z Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I Shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares commenced operations on December 1, 2005. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) FAIR VALUE MEASUREMENTS: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective January 1, 2008. SFAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The Fund's investments are assigned levels based upon the observability.

      The three-tier hierarchy of inputs is summarized below:

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the valuation inputs, representing 100% of the Fund's investments (details of which can be found in the schedule of investments), used to value the Fund's net assets as of June 30, 2009:

            VALUATION INPUTS                           INVESTMENTS IN SECURITIES
            ----------------                           -------------------------
            Level 1 - Quoted Prices ........................   $       --
               Common Stocks ...............................    9,808,290
            Level 2 - Other Significant Observable Inputs ..           --
            Level 3 - Significant Unobservable Inputs ......           --
                                                               ----------
            Total ..........................................   $9,808,290
                                                               ==========

c)    ACCOUNTING  PRONOUNCEMENTS:   In  April  2009,  the  Financial  Accounting
      Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The adoption of FSP 157-4 did not have an impact on the Fund's financial statements and the Fund has made the required additional disclosures.

      In May 2009, the FASB issued SFAS No. 165,  "Subsequent  Events" (SFAS No.
      165). The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events through the issuance of its financial statements on August 28, 2009.

      The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective June 30, 2009. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities, including how such activities are accounted for and their effect on a fund's financial position, performance and cash flows. The Fund does not invest in derivative instruments or engage in hedging activities. As a result, SFAS 161 did not impact the Fund's financial statements.

d) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

e) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      The Fund has adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Management has reviewed the tax positions for each of the open tax years (2005-2008) and has determined that implementation of FIN 48 did not have a material impact on the Fund's financial statements.

f) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications were due to a net investment loss and use of equalization for tax purposes and have no effect on net assets or net asset value per share. On December 31, 2008 the Fund decreased undistributed net investment loss by $133,640, decreased accumulated net realized gain on investments by $50,858 and decreased additional paid-in capital by $82,782.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, the Manager also provides all administrative services to the Fund. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2009, the Fund incurred management fees of $69,462, all of which was waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $103,678. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during fiscal years ending December 31, 2009 and December 31, 2010 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.34% for Class I Shares or 1.25% for Class Y Shares.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2009, distribution fees on Class A Shares amounted to $9,927 of which the Distributor retained $1,501.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2009, amounted to $3,031. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2009, amounted to $1,010. The total of these payments with respect to Class C Shares amounted to $4,041 of which the Distributor retained $946.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2009, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $11 of which $6 related to the Plan and $5 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through the facilities of intermediaries, with the bulk of sales commissions inuring to such intermediaries. For the six months ended June 30, 2009, total commissions on sales of Class A Shares amounted to $1,091 of which the Distributor received $308.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2009, the Fund incurred $30,361 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2009, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $105,715 and $1,373,697, respectively.

      At June 30, 2009, the aggregate tax cost for all securities was $9,919,562. At June 30, 2009, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,210,942 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $2,322,214 for a net unrealized depreciation of $111,272.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. PORTFOLIO ORIENTATION

      The Fund primarily invests in the securities of companies based or with significant operations within the eight state Rocky Mountain region consisting of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming. These securities therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a) TRANSACTIONS IN CAPITAL SHARES OF THE FUND WERE AS FOLLOWS:

                                    Six Months Ended
                                      June 30, 2009                       Year Ended
                                       (Unaudited)                     December 31, 2008
                               ---------------------------        ---------------------------
                                  Shares          Amount             Shares          Amount
                               -----------     -----------        -----------     -----------
CLASS A SHARES:
  Proceeds from shares sold          4,287     $    72,049             44,105     $ 1,178,222
  Reinvested distributions              --              --              6,428         112,969
  Cost of shares redeemed .        (50,993)       (848,356)(a)       (237,743)     (5,766,961)(a)
                               -----------     -----------        -----------     -----------
    Net change ............        (46,706)       (776,307)          (187,210)     (4,475,770)
                               -----------     -----------        -----------     -----------
CLASS C SHARES:
  Proceeds from shares sold            302           4,535              3,298          76,334
  Reinvested distributions              --              --                723          11,520
  Cost of shares redeemed .        (12,056)       (182,745)           (47,289)     (1,036,874)
                               -----------     -----------        -----------     -----------
    Net change ............        (11,754)       (178,210)           (43,268)       (949,020)
                               -----------     -----------        -----------     -----------
CLASS I SHARES:
  Proceeds from shares sold             --              --                 --              --
  Reinvested distributions              --              --                  7             120
  Cost of shares redeemed .             --              --                 --              --
                               -----------     -----------        -----------     -----------
    Net change ............             --              --                  7             120
                               -----------     -----------        -----------     -----------
CLASS Y SHARES:
  Proceeds from shares sold          1,551          28,235              4,824         118,511
  Reinvested distributions              --              --                318           5,771
  Cost of shares redeemed .         (3,885)        (64,925)           (27,691)       (739,963)(b)
                               -----------     -----------        -----------     -----------
    Net change ............         (2,334)        (36,690)           (22,549)       (615,681)
                               -----------     -----------        -----------     -----------
Total transactions in Fund
  shares ..................        (60,794)    $  (991,207)          (253,020)    $(6,040,351)
                               ===========     ===========        ===========     ===========

(a) Net of short-term trading redemption fees of $42 and $227, respectively.
(b) Net of short-term trading redemption fees of $201.

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund's daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2009, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. As of December 31, 2008, the Fund had a capital loss carryover of $13,814 that if not offset by capital gains will expire in 2016. As of December 31, 2008, there were post October capital loss deferrals of $2,128 which will be recognized in the following year.

      The tax character of distributions:

                                                       Year Ended December 31,
                                                        2008            2007
                                                     -----------     -----------
Long-term capital gain ...........................   $   198,413     $ 1,367,425

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Capital loss carry forwards ......................   $   (13,814)
Deferred post October losses .....................        (2,128)
Unrealized depreciation ..........................    (1,081,298)
                                                     -----------
                                                     $(1,097,240)
                                                     ===========

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED DECEMBER 31,
                                                 6/30/09       ------------------------------------------------------------------
                                               (UNAUDITED)       2008           2007           2006          2005          2004
                                               -----------     --------       --------       --------      --------      --------
Net asset value, beginning of period ......    $  17.57        $  30.39       $  32.47       $  29.45      $  27.93      $  24.92
                                               -----------     --------       --------       --------      --------      --------
Income (loss) from investment operations:
    Net investment income (loss) ..........       (0.03)          (0.17)++       (0.20)++       (0.11)+       (0.11)+       (0.17)+
    Net gain (loss) on securities (both
      realized and unrealized) ............        1.13          (12.31)         (0.19)          3.51          1.63          3.18
                                               -----------     --------       --------       --------      --------      --------
    Total from investment operations ......        1.10          (12.48)         (0.39)          3.40          1.52          3.01
                                               -----------     --------       --------       --------      --------      --------
Less distributions (note 8):
    Distributions from capital gains ......          --           (0.34)         (1.69)         (0.38)           --            --
                                               -----------     --------       --------       --------      --------      --------
Net asset value, end of period ............    $  18.67        $  17.57       $  30.39       $  32.47      $  29.45      $  27.93
                                               ===========     ========       ========       ========      ========      ========

Total return (not reflecting sales charge)         6.26%*        (41.07)%        (1.34)%        11.54%         5.44%        12.08%

Ratios/supplemental data
    Net assets, end of period
      (in thousands) ......................    $  8,503        $  8,822       $ 20,950       $ 23,121      $ 17,684      $ 13,718
    Ratio of expenses to average net assets        1.50%**         1.51%          1.54%          1.72%         1.59%         1.54%
    Ratio of net investment loss to average
      net assets ..........................       (0.36)%**       (0.67)%        (0.64)%        (0.57)%       (0.48)%       (0.72)%
    Portfolio turnover rate ...............        1.14%*          3.70%         16.81%         13.31%         9.78%         8.38%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets        5.24%**         3.51%          2.73%          2.70%         3.23%         2.82%
    Ratio of net investment loss to average
      net assets ..........................       (4.09)%**       (2.68)%        (1.82)%        (1.55)%       (2.11)%       (1.99)%

The expense  ratios  after  giving  effect to the  waivers,  reimbursements  and expense offset for uninvested cash balances were
(note 3):

    Ratio of expenses to average net assets        1.50%**         1.50%          1.50%          1.50%         1.50%         1.50%

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED DECEMBER 31,
                                                 6/30/09       ------------------------------------------------------------------
                                               (UNAUDITED)       2008           2007           2006          2005          2004
                                               -----------     --------       --------       --------      --------      --------
Net asset value, beginning of period ......    $  15.94        $  27.84       $  30.11       $  27.54      $  26.31      $  23.66
                                               -----------     --------       --------       --------      --------      --------
Income (loss) from investment operations:
    Net investment income (loss) ..........       (0.08)          (0.33)++       (0.42)++       (0.32)+       (0.30)+       (0.35)+
    Net gain (loss) on securities (both
      realized and unrealized) ............        1.02          (11.23)         (0.16)          3.27          1.53          3.00
                                               -----------     --------       --------       --------      --------      --------
    Total from investment operations ......        0.94          (11.56)         (0.58)          2.95          1.23          2.65
                                               -----------     --------       --------       --------      --------      --------
Less distributions (note 8):
    Distributions from capital gains ......          --           (0.34)         (1.69)         (0.38)           --            --
                                               -----------     --------       --------       --------      --------      --------
Net asset value, end of period ............    $  16.88        $  15.94       $  27.84       $  30.11      $  27.54      $  26.31
                                               ===========     ========       ========       ========      ========      ========
Total return (not reflecting sales charge)         5.90%*        (41.53)%        (2.08)%        10.71%         4.68%        11.20%

Ratios/supplemental data
    Net assets, end of period
      (in thousands) ......................    $    796        $    940       $  2,845       $  3,449      $  2,607      $  2,235
    Ratio of expenses to average net assets        2.25%**         2.26%          2.29%          2.47%         2.34%         2.29%
    Ratio of net investment loss to average
      net assets ..........................       (1.11)%**       (1.43)%        (1.38)%        (1.32)%       (1.24)%       (1.47)%
    Portfolio turnover rate ...............        1.14%*          3.70%         16.81%         13.31%         9.78%         8.38%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets        6.01%**         4.22%          3.47%          3.45%         3.98%         3.56%
    Ratio of net investment loss to average
      net assets ..........................       (4.86)%**       (3.39)%        (2.56)%        (2.30)%       (2.87)%       (2.74)%

The expense  ratios  after  giving  effect to the  waivers,  reimbursements  and expense offset for uninvested cash balances were
(note 3):

    Ratio of expenses to average net assets        2.25%**         2.25%          2.25%          2.25%         2.25%         2.25%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS I
                                              ------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                 YEAR ENDED DECEMBER 31,              PERIOD
                                                6/30/09       --------------------------------------       ENDED
                                              (UNAUDITED)       2008           2007           2006       12/31/05(1)
                                              -----------     --------       --------       --------      --------
Net asset value, beginning of period .....    $  17.73        $  30.58       $  32.51       $  29.46      $  30.26
                                              -----------     --------       --------       --------      --------
Income (loss) from investment operations:
Net investment income (loss) .............        0.01           (0.11)++       (0.14)++       (0.08)+       (0.02)+
Net gain (loss) on securities
  (both realized and unrealized) .........        1.13          (12.40)         (0.10)          3.51         (0.78)
                                              -----------     --------       --------       --------      --------
Total from investment operations .........        1.14          (12.51)         (0.24)          3.43         (0.80)
                                              -----------     --------       --------       --------      --------
Less distributions (note 8):
Distributions from capital gains .........          --           (0.34)         (1.69)         (0.38)           --
                                              -----------     --------       --------       --------      --------
Net asset value, end of period ...........    $  18.87        $  17.73       $  30.58       $  32.51      $  29.46
                                              ===========     ========       ========       ========      ========
Total return (not reflecting sales charge)        6.43%*        (40.92)%        (0.87)%        11.64%        (2.64)%*
Ratios/supplemental data
Net assets, end of period
  (in thousands) .........................    $      7        $      6       $     11       $     28      $     24
Ratio of expenses to average net assets ..        1.08%**         1.30%          1.38%          1.64%         1.43%**
Ratio of net investment income (loss)
  to average net assets ..................        0.07%**        (0.46)%        (0.46)%        (0.48)%       (0.64)%**
Portfolio turnover rate ..................        1.14%*          3.70%         16.81%         13.31%         9.78%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets ..        4.75%**         3.37%          2.55%          2.69%         2.67%**
Ratio of net investment loss to
  average net assets .....................       (3.60)%**       (2.53)%        (1.63)%        (1.53)%       (1.89)%**

The expense  ratios  after  giving  effect to the  waivers,  reimbursements  and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets ..        1.08%**         1.29%          1.34%          1.42%         1.42%**

                                                                                   CLASS Y
                                              ----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                                6/30/09       ------------------------------------------------------------------
                                              (UNAUDITED)       2008           2007           2006          2005          2004
                                              -----------     --------       --------       --------      --------      --------
Net asset value, beginning of period .....    $  18.13        $  31.25       $  33.25       $  30.08      $  28.45      $  25.32
                                              -----------     --------       --------       --------      --------      --------
Income (loss) from investment operations:
Net investment income (loss) .............       (0.01)          (0.11)++       (0.12)++       (0.03)+       (0.05)+       (0.11)+
Net gain (loss) on securities
  (both realized and unrealized) .........        1.17          (12.67)         (0.19)          3.58          1.68          3.24
                                              -----------     --------       --------       --------      --------      --------
Total from investment operations .........        1.16          (12.78)         (0.31)          3.55          1.63          3.13
                                              -----------     --------       --------       --------      --------      --------
Less distributions (note 8):
Distributions from capital gains .........          --           (0.34)         (1.69)         (0.38)           --            --
                                              -----------     --------       --------       --------      --------      --------
Net asset value, end of period ...........    $  19.29        $  18.13       $  31.25       $  33.25      $  30.08      $  28.45
                                              ===========     ========       ========       ========      ========      ========
Total return (not reflecting sales charge)        6.40%*        (40.90)%        (1.07)%        11.80%         5.73%        12.36%
Ratios/supplemental data
Net assets, end of period
  (in thousands) .........................    $    549        $    558       $  1,667       $  1,616      $  1,430      $  1,661
Ratio of expenses to average net assets ..        1.25%**         1.26%          1.29%          1.47%         1.34%         1.29%
Ratio of net investment income (loss)
  to average net assets ..................       (0.11)%**       (0.43)%        (0.39)%        (0.31)%       (0.26)%       (0.47)%
Portfolio turnover rate ..................        1.14%*          3.70%         16.81%         13.31%         9.78%         8.38%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets ..        4.99%**         3.21%          2.48%          2.45%         2.99%         2.56%
Ratio of net investment loss to
  average net assets .....................       (3.84)%**       (2.38)%        (1.59)%        (1.30)%       (1.91)%       (1.75)%

The expense  ratios  after  giving  effect to the  waivers,  reimbursements  and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets ..        1.25%**         1.25%          1.25%          1.25%         1.25%         1.25%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.
(1)   Commenced operations on December 1, 2005.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2009

                  ACTUAL
               TOTAL RETURN      BEGINNING          ENDING           EXPENSES
                  WITHOUT         ACCOUNT           ACCOUNT         PAID DURING
             SALES CHARGES(1)      VALUE             VALUE         THE PERIOD(2)
--------------------------------------------------------------------------------
Class A           6.26%          $1,000.00         $1,062.60          $ 7.67
--------------------------------------------------------------------------------
Class C           5.90%          $1,000.00         $1,059.00          $11.49
--------------------------------------------------------------------------------
Class I           6.43%          $1,000.00         $1,064.30          $ 5.53
--------------------------------------------------------------------------------
Class Y           6.40%          $1,000.00         $1,064.00          $ 6.40
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.08% AND 1.25% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2009

               HYPOTHETICAL
                ANNUALIZED       BEGINNING          ENDING           EXPENSES
                   TOTAL          ACCOUNT           ACCOUNT         PAID DURING
                  RETURN           VALUE             VALUE         THE PERIOD(1)
--------------------------------------------------------------------------------
Class A           5.00%          $1,000.00         $1,017.36          $ 7.50
--------------------------------------------------------------------------------
Class C           5.00%          $1,000.00         $1,013.64          $11.23
--------------------------------------------------------------------------------
Class I           5.00%          $1,000.00         $1,019.44          $ 5.41
--------------------------------------------------------------------------------
Class Y           5.00%          $1,000.00         $1,018.60          $ 6.26
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.08% AND 1.25% FOR THE FUND'S CLASS A, C , I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund's entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as of each calendar quarter, no earlier than the first business day falling 30 days after the quarter's end. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's portfolio holding schedule for the most recently completed period by visiting the Fund's website at www.aquilafunds.com. The Fund also discloses the five largest holdings by market value as of the close of the last business day each calendar quarter-end by posting the same to its website on the 5th business day of the month following a calendar quarter-end. Whenever you wish to see a listing of your Fund's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/armef/armefproxy.htm or on the SEC's Web site - http://www.sec.gov.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE SUB-ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until June 30, 2010 of the Sub-Advisory and Administration Agreement (the "Sub-Advisory Agreement") between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in May, 2009. At a meeting called and held for the foregoing purpose at which the independent Trustees were present in person, the following materials were considered:

o     Copies of the agreements to be renewed;

o     A term sheet describing the material terms of the agreements;

o     The Annual Report of the Fund for the year ended December 31, 2008;

o A report, prepared by the Manager containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that Ms. Barbara Walchli, whom the Manager employs as portfolio manager for the Fund, focuses on approximately 300 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had generally maintained a culture of ethical conduct and regulatory compliance.

      The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board determined it appropriate to consider the Fund's performance. The Board reviewed each aspect of the Fund's performance and compared its performance with that of various benchmark indices. It was noted that 2008 saw precipitous declines in the values of equity securities generally and those of the Fund were no exception. It was noted that the materials provided by the Manager indicated that compared to some of the various indices, the Fund has had investment performance that was not greatly worse than the benchmarks during 2008.

      The Board noted that the investment style of the Manager, which tilts toward growth stocks, had been particularly hard hit during the past year, as growth stocks declined more than value stocks; however, the Board concluded that the performance of the Fund, in light of challenging financial market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATE FROM THE RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund because the Manager had waived all fees and had reimbursed a significant portion of the Fund's expenses in the past year.

      The Board compared the expense and fee data with respect to the Fund to data about other funds, including those of similar asset size that it found to be relevant. The Board concluded that the expenses of the Fund and the fees (after waivers) paid were similar to and were reasonable as compared to those being paid by the peer group.

      It was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2010 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.34% for Class I Shares and 1.25% for Class Y Shares.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund.

      The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million. Given the loss of assets during the year, continuing adverse market conditions and the Fund's current small size, the Board noted that reaching asset levels where the breakpoints would be relevant would be unlikely in the foreseeable future. Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be renewed at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATE FROM THE RELATIONSHIP WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as it would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES
  Tucker Hart Adams, Chair
  Gary C. Cornia
  Grady Gammage, Jr.
  Diana P. Herrmann
  Glenn P. O'Flaherty

OFFICERS
  Diana P. Herrmann, President
  Barbara S. Walchli, Senior Vice President and Portfolio Manager
  Maryann Bruce, Senior Vice President
  Marie E. Aro, Senior Vice President
  R. Lynn Yturri, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PNC Global Investment Servicing
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  TAIT, WELLER & BAKER LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

	Not applicable

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

	Not appplicable

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.


 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND


By:  /s/  Diana P. Herrmann
-----------------------------------
President and Trustee
September 3, 2009



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Chief Financial Officer and Treasurer
September 3, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
-----------------------------------
Diana P. Herrmann
President and Trustee
September 3, 2009



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 3, 2009



AQUILA ROCKY MOUNTAIN EQUITY FUND


EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.